[AVONDALE HESTER LOGO]
                                TOTAL RETURN FUND


                               SEMI-ANNUAL REPORT


                            FOR THE SIX MONTHS ENDED
                               SEPTEMBER 30, 1999

                             [AVONDALE HESTER LOGO]
                                TOTAL RETURN FUND


November 12, 1999


Dear Shareholders:

We are pleased to provide the semi-annual report for the Avondale Hester Total Return Fund for the period ending September 30, 1999. The driving forces of the U.S. financial markets so far in 1999 have been the surprising strength of the U.S. economy, and the synchronization of the world's economies into a global expansion. Led by this economic strength and better than expected corporate profits, stock prices rallied in the first half of the year. However, as we entered the September quarter the markets were bothered by high valuations and rising interest rates.

Avondale Hester produced a return of - 3.53% for the quarter ending September 30 and a 5.70% gain during the first six months of the Fund's fiscal year. Since January the Fund has advanced 10.47%, and 28.9% over the last twelve months. During this time the investment performance has benefited from a shift in asset allocation, which increased the equity exposure and reduced the allocation to fixed income securities. With interest rates rising since January, the allocation of 7.9% to bonds and 91.1% to equities have been beneficial to
portfolio  returns.   We  ended  September  with  1.0%  invested  in  short-term securities.

                        AVONDALE HESTER TOTAL RETURN FUND
                             INVESTMENT PERFORMANCE

                                       06/30/99   03/31/99   01/01/99   10/01/98
                                        through    through    through    through
                                       09/30/99   09/30/99   09/30/99   09/30/99
                                       --------   --------   --------   --------
Avondale Hester                         (3.53%)     5.70%      10.47%    28.90%

Lipper Balanced Fund Index              (4.14)      0.16%       1.77%    13.48%

S&P 500 Composite Index                 (6.24%)     0.37%       5.37%    27.79%

S&P 500 Composite Unweighted           (10.87%)    (0.16%)     (1.04%)   14.20%

Lipper Large Cap Value Index            (8.14%)    (0.17%)      2.18%    20.47%

Lehman Intermediate Bond Index           0.92%      0.52%       0.33%     0.63%

90 Day US Treasury Bonds                 1.16%      2.25%       3.41%     4.50%

Consumer Price Index                     1.02%      1.76%       2.44%     2.63%

                        AVONDALE HESTER TOTAL RETURN FUND

This year we have increased the Fund's sector exposure in technology and capital goods, which together account for 40.9% of the total portfolio. The exposure to electric utilities was eliminated and investments in consumer staples have also been reduced. Given the sharp rise in interest rates, the extremely negative bond market psychology, and some indications that economic growth may be moderating, we are gradually increasing our exposure in fixed income securities toward a targeted 15% to 20% allocation. We purchased one government agency security in the last quarter. While yield spreads have narrowed, we continue to find government agencies and high-grade corporates attractive in the current market.

The U.S. economy continues its red-hot performance with real gross domestic product advancing 4.8% in the third quarter. This strength combined with tightness in the labor markets have caused the Federal Reserve to move from a passive to a tightening bias. The Fed funds rate has been increased twice this summer and we anticipate at least one more increase by the Federal Reserve within the next four months. While inflation appears to be on target for a 2.5% increase this year, continued gains in productivity are keeping unit labor cost in check. Economic growth should remain positive through the first year of the new millenium, albeit at a more moderate pace as evidenced by the softening in construction activity, retail sales, and a decline in mortgage refinancings.

Investor psychology toward the bond market is the most negative it has been in many years. The strength of the economy, moderately higher inflation, and tightening by the Federal Reserve have been the culprits. Yields have reached an attractive valuation, and while we believe one more tightening by the Fed will likely occur, we also believe long rates, as measured by the 30-year U.S. Treasury bond, should trade in the range of 5.75% to 6.5%.

The stock market continues to be characterized by extremely narrow breadth and favoritism towards large capitalization stocks. So far in 1999 only 44 of the 102 Standard & Poor's industry groups have out-performed the market, and only 50 of those groups have produced positive returns. At the end of the third quarter, the 30 largest companies in the S&P Index accounted for 44% of the total market cap, and yet these stocks were only down 4% in the quarter compared to a 7% price decline in the overall Index. Technology was the only sector to contribute positively to the market's performance. As we peer into the year 2000 we believe that earnings will be the primary driver of stock prices. Following an anticipated 15% increase in corporate profitability in 1999, we expect earnings to advance 10% to 12% next year. This positive trend along with positive economic growth should continue to support equity prices.

We look forward to reporting to you in six months at the end of our fiscal year. We continue our commitment to a disciplined investment process in the management of Avondale and appreciate the opportunity to serve as your advisor.

Very truly yours,


/s/ Ira Craig Hester                    /s/ John E. Gunthorp

Ira Craig Hester, CFA                   John E. Gunthorp, CFA
President & CEO                         Executive Vice President

--------------------------------------------------------------------------------
Since September 30, 1999 the Fund's five year annualized return was 16.29% and the ten year annualized return was 11.51%.

                        AVONDALE HESTER TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
  Shares   COMMON STOCKS: 91.1%                                        Value
--------------------------------------------------------------------------------
           BANKS: 7.5%
   8,014   Bank One Corp.........................................   $   278,987
   4,713   BankAmerica Corp......................................       262,455
  11,020   Regions Financial Corp................................       330,600
                                                                    -----------
                                                                        872,042
                                                                    -----------
           BEVERAGES - ALCOHOLIC: 2.2%
   3,596   Anheuser-Busch Companies, Inc.........................       251,945
                                                                    -----------
           CHEMICAL - SPECIALTY:1.2%
   2,250   H.B. Fuller Company...................................       136,969
                                                                    -----------
           COMPUTER SERVICES:10.0%
   4,500   Adobe Systems, Inc....................................       510,750
   9,737   First Data Corp.......................................       427,211
   5,000   Oracle Corp.*.........................................       227,500
                                                                    -----------
                                                                      1,165,461
                                                                    -----------
           COMPUTERS:8.8%
   3,500   Hewlett-Packard Co....................................       322,000
   5,826   International Business Machines Corp..................       707,131
                                                                    -----------
                                                                      1,029,131
                                                                    -----------
           CONSUMER PRODUCTS: 10.5%
   3,000   Bell & Howell Company*................................       110,062
   3,750   NIKE, Inc.............................................       213,281
   7,537   General Electric Company..............................       893,606
                                                                    -----------
                                                                      1,216,949
                                                                    -----------
           DIVERSIFIED MANUFACTURING: 3.1%
   2,500   Cooper Industries, Inc................................       116,875
   2,500   Minnesota Mining and Manufacturing Company............       240,156
                                                                    -----------
                                                                        357,031
                                                                    -----------
           ELECTRONICS: 2.0%
   3,200   Intel Corp............................................       237,800
                                                                    -----------

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
           FILTRATION/SEPARATION PRODUCTS: 0.5%
   2,500   Pall Corp.............................................   $    57,969
                                                                    -----------
           FINANCIAL SERVICES: 8.0%
   3,513   American Express Company..............................       472,938
  10,534   Citigroup, Inc........................................       463,518
                                                                    -----------
                                                                        936,456
                                                                    -----------
           FURNITURE: 3.7%
   7,500   Ethan Allen Interiors, Inc............................       238,594
   8,000   Herman Miller, Inc....................................       191,250
                                                                    -----------
                                                                        429,844
                                                                    -----------
           HOTEL/MOTEL: 2.9%
  10,400   Marriott International, Inc., Class A.................       339,950
                                                                    -----------
           INDUSTRIAL MACHINERY: 5.9%
   6,650   Tyco International Ltd................................       686,612
                                                                    -----------
           LINEN SUPPLIES: 1.2%
  12,500   Angelica Corp.........................................       143,750
                                                                    -----------
           MEDICAL PRODUCTS: 1.5%
  15,000   Possis Medical, Inc.*.................................       170,625
                                                                    -----------
           OIL - ENERGY: 3.7%
   2,500   Texaco Inc............................................       157,812
   3,539   Exxon Corp............................................       268,743
                                                                    -----------
                                                                        426,555
                                                                    -----------
           PHARMACEUTICALS: 12.9%
   5,932   Bristol-Myers/Squibb Company..........................       400,410
   4,166   Johnson & Johnson.....................................       382,751
  19,872   Pfizer, Inc...........................................       714,150
                                                                    -----------
                                                                      1,497,311
                                                                    -----------

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------
           PHOTOGRAPHY / IMAGING: 1.3%
   2,000   Eastman Kodak Co......................................   $   150,875
                                                                    -----------
           RETAIL-RESTAURANTS: 2.2%
   6,000   McDonald's Corp.......................................       258,000
                                                                    -----------
           TELECOMMUNICATIONS EQUIPMENT: 2.0%
   4,000   Tellabs, Inc.*........................................       227,750
                                                                    -----------
           Total Common Stocks (cost $5,694,612).................    10,593,025
                                                                    -----------

Principal
 Amount    BONDS: 7.9%
--------------------------------------------------------------------------------
           AGENCIES: 6.6%
$200,000   FHLB, 5.705%, 3/02/2009...............................       186,522
 500,000   FHLMC, 5.865%, 7/16/2001..............................       497,291
  82,824   FNMA, 7.000%, 6/1/2003................................        82,992
                                                                    -----------
                                                                        766,805
                                                                    -----------
           U.S. TREASURY NOTES: 0.4%
  50,000   7.125%, 2/29/2000.....................................        50,437
                                                                    -----------
           CORPORATE: 0.9%
  75,000   Associates Corp., 6.75%, 10/15/1999...................        75,029
  25,000   IBM, 6.375%, 6/15/2000................................        25,099
                                                                    -----------
                                                                        100,128
                                                                    -----------
           Total Bonds (cost $917,874)...........................       917,370

                                                                    -----------

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

--------------------------------------------------------------------------------
Principal
 Amount    SHORT-TERM INVESTMENTS: 0.8%                                Value
--------------------------------------------------------------------------------
           MONEY MARKET INVESTMENT: 0.8%
 $99,244   Star Treasury, 4.710%, 4/1/2000 (cost $99,245)........   $    99,245
                                                                    -----------
           Total Investment in Securities
           (cost $6,711,731+): 99.8%.............................    11,609,640
           Other Assets less Liabilites: 0.2%....................        25,017
                                                                    -----------
           TOTAL NET ASSETS: 100.0%..............................   $11,634,657
                                                                    ===========

* Non-income producing security.

+ At September 30, 1999, the basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Gross unrealized appreciation and depreciation were as follows:

           Gross unrealized appreciation.........................   $ 4,998,586
           Gross unrealized depreciation.........................      (100,677)
                                                                    -----------
             Net unrealized appreciation.........................   $ 4,897,909
                                                                    ===========

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
  Investment in securities, at value (cost $6,711,731)...........   $11,609,640
  Receivables:
    Securities sold..............................................        24,186
    Dividends and interest.......................................        29,032
  Other assets...................................................         5,265
                                                                    -----------
        Total assets.............................................    11,668,123
                                                                    -----------
LIABILITIES
  Advisory fees..................................................         6,804
  Administration fee.............................................         2,811
  Other accrued expenses.........................................        23,851
                                                                    -----------
        Total liabilities........................................        33,466
                                                                    -----------
NET ASSETS.......................................................   $11,634,657
                                                                    ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($11,634,657/287,825 shares outstanding; unlimited
    number of shares authorized without par value)...............   $     40.42
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital................................................   $ 5,495,094
  Undistributed net investment income............................        34,285
  Accumulated net realized gain on investments...................     1,207,369
  Net unrealized appreciation on investments.....................     4,897,909
                                                                    -----------
        Net assets...............................................   $11,634,657
                                                                    ===========

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividend.....................................................   $    63,621
    Interest ....................................................        33,252
    Other........................................................           569
                                                                    -----------
        Total income.............................................        97,442
                                                                    -----------
  Expenses
    Advisory fees ...............................................        41,744
    Administration fee ..........................................        15,041
    Fund accounting fees.........................................        10,575
    Audit fee....................................................         7,089
    Transfer agent fees..........................................         6,117
    Registration fees............................................         3,372
    Custody fees.................................................         3,282
    Trustees fees................................................         2,718
    Legal fees...................................................         1,926
    Reports to shareholders......................................         1,113
    Miscellaneous ...............................................         1,016
                                                                    -----------
        Total expenses...........................................        93,993
                                                                    -----------
          NET INVESTMENT INCOME .................................         3,449
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions...................       748,676
  Net unrealized depreciation on investments.....................       (93,822)
                                                                    -----------
    Net realized and unrealized gain on investments..............       654,854
                                                                    -----------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $   658,303
                                                                    ===========

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------
                                                                    Six Months             Year
                                                                       Ended              Ended
                                                                 September 30, 1999#   March 31,1999
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income..........................................   $     3,449         $    42,991
  Net realized gain from security transactions...................       748,676             481,917
  Net unrealized appreciation (depreciation) on investments......       (93,822)            603,123
                                                                    -----------         -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........       658,303           1,128,031
                                                                    -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income..........................................            --             (14,289)
  Net realized gain from security transactions...................            --            (213,810)
                                                                    -----------         -----------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS..........................            --            (228,099)
                                                                    -----------         -----------
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets derived from net change in
    outstanding shares (a).......................................      (248,143)           (589,689)
                                                                    -----------         -----------
    TOTAL INCREASE IN NET ASSETS.................................       410,160             310,243

NET ASSETS
Beginning of period..............................................    11,224,497          10,914,254
                                                                    -----------         -----------
END OF PERIOD....................................................   $11,634,657         $11,224,497
                                                                    ===========         ===========

(a) A summary of capital share transactions is as follows:

                                                     Six Months Ended                 Year Ended
                                                    September 30, 1999#             March 31, 1999
                                                 --------------------------    --------------------------
                                                   Shares          Value         Shares          Value
                                                 -----------    -----------    -----------    -----------
Shares sold ...................................       12,014    $   484,396         76,567    $ 2,596,160
Shares issued in reinvestment of distribution..           --             --          6,221        214,284
Shares redeemed................................      (17,717)      (732,539)       (98,828)    (3,400,133)
                                                 -----------    -----------    -----------    -----------
Net decrease...................................       (5,703)   $  (248,143)       (16,040)   $  (589,689)
                                                 ===========    ===========    ===========    ===========

# Unaudited.

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------
                                          Six Months                      Years Ended March 31,
                                            Ended          --------------------------------------------------
                                      September 30, 1999#   1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period.....   $38.24         $35.26     $26.13     $27.76     $23.58     $22.93

Income from investment operations:
  Net investment income .................     0.01           0.15       0.16       0.18       0.27       0.23
  Net realized and unrealized gain
    on investments.......................     2.17           3.62       9.61       0.14       6.00       1.49
                                            ------         ------     ------     ------     ------     ------
Total from investment operations.........     2.18           3.77       9.77       0.32       6.27       1.72
                                            ------         ------     ------     ------     ------     ------
Less distributions:
  From net investment income.............       --          (0.05)     (0.15)     (0.28)     (0.27)     (0.23)
  From net realized gains................       --          (0.74)     (0.49)     (1.67)     (1.82)     (0.84)
                                            ------         ------     ------     ------     ------     ------
Total distributions......................       --          (0.79)     (0.64)     (1.95)     (2.09)     (1.07)
                                            ------         ------     ------     ------     ------     ------
Net asset value, end of period...........   $40.42         $38.24     $35.26     $26.13     $27.76     $23.58
                                            ======         ======     ======     ======     ======     ======
Total return.............................     5.70%         10.94%     37.65%      1.10%     26.67%      7.82%

Ratios/supplemental data:
Net assets, end of period (millions).....   $ 11.6         $ 11.2     $ 10.9     $  9.9     $  9.8     $  6.9

Ratio of expenses to average net assets..     1.57%+         1.57%      1.59%      1.83%      1.69%      1.77%

Ratio of net investment income to
  average net assets.....................     0.06%+         0.41%      0.48%      0.62%      1.03%      0.96%

Portfolio turnover rate..................    12.28%         25.71%      9.38%     40.87%     52.25%     52.24%

# Unaudited.

+ Annualized.

See accompanying Notes to Financial Statements.

                        AVONDALE HESTER TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Avondale Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

     Hester Capital Management, L.L.C., the Fund's advisor, is a registered investment advisor, and provides investment advisory service to individuals and institutions with assets of approximately $500 million. Mr. I. Craig Hester, President, and Mr. John Gunthorp, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 1, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

     The Fund's primary investment objective is to realize the combination of income and capital appreciation that will produce the maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing primarily in higher quality fixed income debt securities and equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and the ask price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                        AVONDALE HESTER TOTAL RETURN FUND

--------------------------------------------------------------------------------

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     During the six months ended September 30, 1999, Hester Capital Management, L.L.C. (the "Manager") provided the Fund with investment management services under an Investment Advisory Agreement. The Manager furnished all investment advice, office space, certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Manager was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets, 0.60% on the next $300 million of net assets, and 0.50% on net assets exceeding $500 million. For the six months ended September 30, 1999, the Fund incurred $41,744 in advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the six months ended September 30, 1999, the Fund incurred $15,041 in administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the six months ended September 30, 1999, were $1,212,451 and $1,256,096, respectively.

     For the six months ended September 30, 1999, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $190,484 and $137,527, respectively.

                               INVESTMENT ADVISOR

                        Hester Capital Management, L.L.C.
                          100 Congress Ave., Suite 1960
                                Austin, TX 78701


                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 TRANSFER AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340


                                    AUDITORS

                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103


                                  LEGAL COUNSEL

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.